Exhibit 32

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                        AND PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NextPhase Wireless, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 14, 2005                        /s/ Robert Ford
                                                 -------------------------------
                                                 Robert Ford
                                                 Chief Executive Officer and
                                                 Principal Accounting Officer